                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             CASINO DATA SYSTEMS
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                                     N/A
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                          [CASINO DATA SYSTEMS LOGO]

                              3300 Birtcher Drive
                            Las Vegas, Nevada 89118

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 31, 1998

TO THE STOCKHOLDERS OF CASINO DATA SYSTEMS:

     Please take notice that the Annual Meeting of Stockholders of Casino Data Systems will be held, pursuant to due call by the Board of Directors of the Company, at the Corporate Offices of the Company located at 3300 Birtcher Drive, Las Vegas, Nevada, on Friday, July 31, 1998, at 11:00 a.m. Pacific Daylight Time, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

          1. To elect five directors.

          2. To approve an amendment to the Company's 1993 Stock Option and Compensation Plan to increase the number of shares of common stock reserved for issuance thereunder by 750,000 shares.

          3. To approve the creation of the Company's 1998 Employee Stock Purchase Plan and the reservation for issuance thereunder of 500,000 shares of the Company's common stock.

          4. To transact any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, stockholders of record on June 23, 1998 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

     A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                                          By Order of the Board of Directors

                                          CASINO DATA SYSTEMS

                                          /s/ Steven A. Weiss
                                          Chairman of the Board of Directors

Las Vegas, Nevada
July 6, 1998

                                PROXY STATEMENT

                              CASINO DATA SYSTEMS
                              3300 BIRTCHER DRIVE
                            LAS VEGAS, NEVADA 89118
                     -------------------------------------

                                PROXY STATEMENT
                     -------------------------------------

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                 JULY 31, 1998

                               PROXIES AND VOTING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Casino Data Systems (the "Company") to be used at the Annual Meeting of stockholders of the Company to be held July 31, 1998. Only stockholders of record at the close of business on June 23, 1998 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to stockholders was July 6, 1998.

     The presence, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding is necessary to constitute a quorum at the meeting. Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. Unless instructions to the contrary are provided, the proxy will be voted in favor of: (a) the proposal to amend the Company's 1993 Stock Option and Compensation Plan to increase the number of shares of common stock issuable thereunder by 750,000 shares, (b) the proposal to approve the creation of the Company's 1998 Employee Stock Purchase Plan and the reservation for issuance thereunder of 500,000 shares of the Company's common stock, and (c) the election of each of the director nominees named in the proxy. The presence at the meeting of a stockholder will not revoke his or her proxy. A proxy may be revoked at any time before it is voted by written notice to the Company, addressed to Steven A. Weiss, Chairman of the Board of Directors, at the principal offices of the Company or by giving written notice to the Company at the meeting; provided, however, that a revocation shall not be effective until such notice has been received by the Company and a revocation shall not affect a vote on any matter cast prior to such receipt.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Company has outstanding one class of voting securities, common stock, no par value, of which 18,065,897 shares were outstanding as of the close of business on June 23, 1998. Each share of common stock is entitled to one vote on all matters put to a vote of stockholders. The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of shares of common stock by each director and/or director nominees of the Company, each of the executive officers listed in the Summary Compensation Table, each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares, and all directors and executive officers as a group. Except as otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

                                                                BENEFICIAL OWNERSHIP(1)
                                                                -----------------------
                  NAME OF BENEFICIAL OWNER                       NUMBER         PERCENT
                  ------------------------                      ---------       -------
Steven A. Weiss (2).........................................    2,729,217(3)     15.0%
Howard Yenke................................................           --          --
Diana L. Bennett............................................       23,025(4)        *
William M. Mower............................................       34,875(5)        *
Phil E. Bryan...............................................        8,438(6)        *
Thomas E. Gardner...........................................           --          --
Russell C. Mix..............................................      157,696(7)        *
Daniel N. Copp..............................................        8,750(8)        *
All current executive officers, directors and director
  nominees, as a group (6 persons)..........................    2,795,555(9)     15.3%

-------------------------
 *  Less than one percent.

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes generally voting power and/or investment power with respect to securities. Shares of the Company's common stock subject to options currently exercisable or exercisable within 60 days of the date hereof, are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table.

(2) The address of such person is 3300 Birtcher Drive, Las Vegas, Nevada 89118.

(3) Includes options to purchase 126,062 shares that are exercisable within 60 days. Also includes 453,225 shares which are held by a trust for the benefit of Mr. Weiss' spouse and 353,024 shares which are held by a trust of which Mr. Weiss' spouse is one of the beneficiaries. Mr. Weiss disclaims beneficial ownership of these shares.

(4) Includes options to purchase 22,500 shares that are exercisable within 60 days.

(5) Includes options to purchase 34,875 shares that are exercisable within 60 days.

(6) Includes options to purchase 8,438 shares that are exercisable within 60 days.

(7) Includes options to purchase 157,641 shares that are exercisable within 60 days.

(8) Based upon most recent Form 4 on file with the Securities and Exchange Commission.

(9) Includes options to purchase 191,875 shares that are exercisable within 60 days.

                             ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his or her successor is elected and qualified. During 1997, Daniel N. Copp resigned and is not standing for re-election. During 1998, Russell C. Mix resigned and is not standing for re-election. William M. Mower has chosen not to stand for re-election. The Board of Directors proposes for election the nominees listed below. All of the persons listed below have consented to serve as a director, if elected. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which otherwise would have been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. Shares represented at the meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the five nominees named therein in the absence of instructions to the contrary. Abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominee(s) receiving fewer votes.

Steven A. Weiss                                Chairman of the Board
Howard W. Yenke                                Chief Executive Officer
Diana L. Bennett                               President and Chief Operating Officer
Phil E. Bryan                                  Director
Thomas E. Gardner                              Director

     STEVEN A. WEISS, age 35, founded the Company in June 1990 and has served as the Company's Chairman of the Board since from June 1990 to August 1994, and from November 1994 to the present. Mr. Weiss has served as an executive officer of the Company since its inception, including as Chief Executive Officer and currently serves as President of its Research and Development Division. Mr. Weiss designed the prototype slot accounting and player tracking system that later developed into the Company's OASIS information management system in 1991. Prior thereto, Mr. Weiss was employed by Bally as a consultant for Bally's slot information system.

     HOWARD W. YENKE, age 61, joined the Company as Chief Executive Officer in June 1998, and has served as a Director since June 1998. Prior to joining the Company, Mr. Yenke served as President and Chief Executive Officer of Silent Systems, Inc., a private company providing thermal and acoustic products to the personal computer industry, a position he began in November 1997. From June 1996 to November 1997, Mr. Yenke served as President, Chief Executive Officer and Director of Lanart Corporation, a privately held company providing LAN connectivity solutions to the computer industry. Mr. Yenke was also President and CEO of Enterprise Development Corporation of Palm Beach County, a not-for-profit consulting services company from November 1994 to November 1996. During the same time period, Mr. Yenke was President, CEO and Director of Technology Deployment Holdings Company, Inc., a for profit investment firm. From May 1994 to October 1994, Mr. Yenke served as President, CEO and Director of ARCO Computer Products Company, a privately held company providing PC peripheral products to the computer industry. From 1989 to 1994, Mr. Yenke was employed by Boca Research, Inc. in several capacities including President and CEO. Prior thereto, Mr. Yenke was employed by IBM Corporation for over 25 years in various executive and management positions. Mr. Yenke also sits on the boards of directors of Checkmate Electronics, Inc., Access Solutions International, Inc., and Communications Systems International.

     DIANA L. BENNETT, age 49, has served as Chief Operating Officer since January 1996, as President since May 1996, and as a Director since June 1996. Ms. Bennett has more than 25 years of gaming/hotel experience, most recently serving as the Vice President and General Manager of the Sahara from July to December 1995. Ms. Bennett served as the Vice President and General Manager of the Colorado Belle/ Edgewater Hotel/Casino in Laughlin, Nevada from September 1994 to June 1995. Prior thereto, Ms. Bennett was responsible for slot operations at the Luxor in Las Vegas from May 1993 to September 1994, the Excalibur Hotel and Casino from October 1991 to May 1993 and the Gold Strike Hotel and Gambling Hall from December 1987 to October 1991.

     PHIL E. BRYAN, JR., age 59, has served as Director of the Company since April 1995. Mr. Bryan also served as Chief Executive Officer of the Company from April 1995 to April 1996. Mr. Bryan became the Chief Operating Officer, President and a director of Boomtown, Inc. in April, 1996. Mr. Bryan has more than thirty years' experience in the gaming industry, serving as President and Chief Executive Officer of the Gold River Operating Corp. from January 1993 to February 1995. Prior thereto, Mr. Bryan served as President of the Sands Hotel and Casino in Las Vegas from January to April 1992 and as Chief Executive Officer of the Peppermill Casino Resort in Reno, Nevada from August 1982 to January 1992.

     THOMAS E. GARDNER, age 60, is President of LJT Associates, a consulting firm which provides strategic planning, financial and management services to corporations and assists investors in late stage venture capital opportunities and acquisitions, a position he has held since 1993. From 1990 to 1992, Mr. Gardner was Director Treasury Management Information with BankBoston Corporation. From 1979 to 1990 Mr. Garner was Senior Vice President and a member of the senior management committee with a predecessor bank, Rhode Island Hospital Trust National Bank, and acted as head of Treasury and Chairman of the Asset and Liability Management Committee. Mr. Gardner is Chairman of the Board of Directors of Access Solutions International, Inc. and a Director of Mossberg Industries, Inc.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by each executive officer of the Company whose salary during the year ended December 31, 1997, exceeded $100,000, or would have exceeded $100,000 had they been employed by the Company at the end of the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                  ANNUAL COMPENSATION     ---------------------
                                       FISCAL    ---------------------    SECURITIES UNDERLYING       ALL OTHER
    NAME AND PRINCIPAL POSITION         YEAR     SALARY($)    BONUS($)           OPTIONS           COMPENSATION($)
    ---------------------------        ------    ---------    --------    ---------------------    ---------------
Steven A. Weiss,...................     1997      300,000          --                 --               9,600(5)
Chairman of the Board                   1996      279,500          --                 --               9,600(5)
                                        1995      227,153          --                 --               9,600(5)
Kenneth S. Hardesty,...............     1997       14,423          --            285,000              30,000(6)
Chief Executive Officer(1)
Diana L. Bennett,..................     1997      200,000          --             50,000               9,600(5)
President and Chief Operating           1996      160,778      45,000             55,000               9,563(5)
Officer(2)
Daniel N. Copp,....................     1997      117,699          --                 --                    --
Chief Executive Officer(3)
Russell C. Mix,....................     1997      138,382          --                 --                    --
Vice President, General                 1996      130,000      24,000             29,000               9,600(5)
Counsel and Secretary(4)                1995      121,344      15,000             62,016               9,600(5)

-------------------------
(1) Mr. Hardesty served as the Company's Chief Executive Officer from December, 1997 to May 15, 1998.

(2) Ms. Bennett became an executive officer of the Company in January, 1996.

(3) Mr. Copp served as the Company's Chief Executive Officer from January 1997 to August, 1997.

(4) Mr. Mix resigned from his employment with the Company in November, 1997.

(5) Represents automobile allowances provided to the Company's executive officers.

(6) Represents a relocation expense allowance paid pursuant to Mr. Hardesty's employment agreement with the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table summarizes information with respect to options granted to the executive officers named in the Summary Compensation Table during the last fiscal year.

                                                                                                POTENTIAL REALIZABLE
                                                  INDIVIDUAL GRANTS(1)                            VALUE OF ASSUMED
                                ---------------------------------------------------------           ANNUAL RATES
                                NUMBER OF     PERCENTAGE OF                                        OF STOCK PRICE
                                SECURITIES    TOTAL OPTIONS                                       APPRECIATION FOR
                                UNDERLYING      GRANTED TO      EXERCISE OR                        OPTION TERM(2)
                                  OPTION        EMPLOYEES       BASE PRICE     EXPIRATION       --------------------
            NAME                 GRANTED      IN FISCAL YEAR     ($/SHARE)        DATE           5%($)      10%($)
            ----                ----------    --------------    -----------    ----------       -------    ---------
Steven A. Weiss.............          --               --         --              --                 --           --
Kenneth S. Hardesty.........     285,000                         3.75          11-27-07         672,131    1,703,312
Diana L. Bennett............      50,000                               (3)              (3)     127,791      323,848
Daniel N. Copp..............          --               --         --              --                 --           --
Russell C. Mix..............          --               --         --              --                 --           --

-------------------------
(1) All options were granted at a price equal to the fair market value of the Company's common stock on the date of grant.

(2) Amounts shown in these columns have been derived by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), multiplying the result by the number of shares covered by the options, and subtracting the aggregate exercise price of the options. The dollar amounts set forth under this heading are the result of calculations at the 5 percent and 10 percent rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(3) On January 2, 1997, pursuant to her employment agreement with the Company, Ms. Bennett received a ten-year option grant for 30,000 shares at an exercise price of $6.88 per share. In November 1997, this option was repriced at $3.44 per share. Ms. Bennett also received a ten-year option grant for 20,000 shares on September 23, 1997; this option is exercisable at $5.00 per share.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table summarizes information with respect to options held by the executive officers named in the Summary Compensation Table and the value of the options held by such persons as of the end of the last fiscal year.

                                                                                              VALUE OF UNEXERCISED IN-
                                                               NUMBER OF UNEXERCISED            THE MONEY OPTIONS AT
                                SHARES                          OPTIONS AT FY-END(#)                 FY-END($)
                              ACQUIRED ON       VALUE       ----------------------------    ----------------------------
           NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----               -----------    -----------    -----------    -------------    -----------    -------------
Steven A. Weiss...........           --             --        126,062          19,500              --              --
Kenneth S. Hardesty.......           --             --             --         285,000              --              --
Diana L. Bennett..........           --             --         22,500          52,500              --              --
Daniel N. Copp............           --             --             --              --              --              --
Russell C. Mix............           --             --        157,641              --              --              --

                         TEN-YEAR OPTION/SAR REPRICINGS

                                               NUMBER OF      MARKET
                                               SECURITIES    PRICE OF     EXERCISE                     LENGTH OF
                                               UNDERLYING    STOCK AT     PRICE AT       NEW        ORIGINAL OPTION
                                                 OPTION       TIME OF      TIME OF     EXERCISE    TERM REMAINING AT
              NAME                   DATE       REPRICED     REPRICING    REPRICING     PRICE      DATE OF REPRICING
              ----                  -------    ----------    ---------    ---------    --------    -----------------
Steven A. Weiss,................    7-29-97      67,500        3.44          7.33        3.44           9 years
Chairman of the Board(1)            7-29-97      39,000        3.44         15.17        3.44           9 years
                                    7-29-97      13,750        3.44         12.75        3.44           9 years
Diana L. Bennett,...............    7-29-97      25,000        3.44         15.00        3.44           9 years
President and Chief                 7-29-97      30,000        3.44          6.88        3.44          10 years
Operating Officer(2)
Russell C. Mix,.................    7-29-97      13,500        3.44          6.11        3.44           7 years
Secretary(3)                        7-29-97      13,500        3.44         10.44        3.44           7 years
                                    7-29-97      50,625        3.44          7.33        3.44           8 years
                                    7-29-97      28,125        3.44         12.00        3.44           8 years

-------------------------
(1) On the date of the repricing of these options, Mr. Weiss' options to purchase 39,000 shares of the Company's common stock at an exercise price of $15.17 per share were terminated.

(2) On the date of the repricing of these options, Ms. Bennett's options to purchase an additional 30,000 shares of the Company's common stock at an exercise price of $16.67 per share were terminated.

(3) On the date of the repricing of these options, options to purchase 24,000 and 5,000 shares of the Company's common stock at exercise prices of $15.17 and $15.00 per share, respectively, were terminated.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Mr. Weiss that expires on December 31, 1998, is terminable by the Company or Mr. Weiss upon notice. The agreement provides for an annual base salary of $300,000. Mr. Weiss is subject to certain non-competition provisions during the term of the employment agreement and for two years thereafter, unless the employment agreement is terminated by the Company or Mr. Weiss under certain circumstances, including in the event of a change in control of the Company.

     On June 3, 1998, the Company entered into an employment agreement with Howard Yenke that expires on June 3, 2000, and is terminable by either the Company or Mr. Yenke upon notice. The agreement provides for an annual base salary of $250,000. Mr. Yenke is subject to certain non-competition provisions during the term of the employment agreement and for two years thereafter, unless the employment agreement is terminated by the Company or Mr. Yenke under certain circumstances, including in the event of a change in control of the Company.

     The Company entered into an employment agreement with Ms. Bennett that expires on December 31, 1998, and is terminable by the Company or Ms. Bennett upon notice. The agreement provides for an annual salary of $200,000. Ms. Bennett is subject to certain non-competition provisions during the term of the employment agreement and for two years thereafter, unless the employment agreement is terminated by the Company or Ms. Bennett under certain circumstances, including in the event of a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee currently consists of Messrs. William
M. Mower, and Phil E. Bryan. William M. Mower's professional association is a partner of Maslon, Edelman, Borman & Brand, LLP, which has rendered and will continue to render legal services to the Company.

DIRECTOR COMPENSATION

     Directors who are not also employees of the Company receive a $25,000 annual director's fee and are reimbursed for costs and expenses they incur to attend board meetings. Directors who are not also employees of the Company are entitled to participate in the Company's 1994 Non-employee Director Stock Option Plan. This plan is a formula stock option plan that provides for the initial grant of a stock option covering 11,250 shares upon a person joining the Board and an annual stock option grant covering 5,625 shares at each annual meeting of stockholders. Each option granted has a ten-year term, vests equally over a two year period and has an exercise price equal to the fair market value on the date of grant.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation and Stock Option Committee (the "Compensation Committee") of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Each executive officer who also serves as a director of the Company abstains from the discussion and vote relating to his or her compensation. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the Company's compensation policies for the year ended December 31, 1997 as they affected the Company's executive officers. The following report of the Compensation Committee, as well as the Performance Graph set forth herein, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission (the "SEC") and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Compensation Committee intends to set executive compensation at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

     - Base salary compensation

     - Annual incentive compensation

     - Stock options

     Base salary compensation and increases are determined by the potential effect the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Effective in April 1996, the Compensation Committee instituted a bonus incentive compensation plan which allows each executive to earn a percentage of such executive's base salary (up to 50%), payable quarterly, dependent upon the Company's earnings performance for such fiscal year.

     Awards of stock grants under the Company's 1993 Stock Option and Compensation Plan (the "Plan") are designed to promote the identity of long-term interests between the Company's executives and its stockholders, and assist in the retention of executives. The Plan also permits the Committee to grant stock options to key personnel. Options become exercisable based upon criteria established by the Company.

     While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     The Compensation Committee does not anticipate that any of the compensation payable to executive officers of the Company in the coming year will exceed the limits and deductibilities set forth in section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee has not established a policy regarding compensation in excess of these limits, but will continue to monitor this issue.

                                  By the Compensation and Stock Option Committee

                                                                WILLIAM M. MOWER
                                                                   PHIL E. BRYAN

STOCK PERFORMANCE GRAPH

     The Securities and Exchange Commission (the "SEC") requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year return to the Company's stockholders (based on appreciation of the market price of the Company's common stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The following presentation compares the Company's common stock price from its initial public offering on April 5, 1993 to December 31, 1997, to the S&P 500 Stock Index and "peer group" indices created by the Company over the same period. The Company has elected to change the "peer group" in order to more accurately reflect its stock's performance against its competitors.

     The "peer group" index that the Company used in the immediately preceding fiscal year (the "Fiscal 1996 Peer Group") was comprised of the following gaming equipment suppliers whose common stock was publicly traded as of April 5, 1993:
Acres Gaming, Inc., Alliance Gaming Corporation, GTech Holdings Corp., International Game Technology, Shuffle Master, Inc., Video Lottery Technologies, Inc. and WMS Industries. Two additional competitors that the Company believes are also more representative of its industry have been added. The new "peer group" index (the "Fiscal 1997 Peer Group") currently includes Acres Gaming, Inc., Alliance Gaming Corporation, GTech Holdings Corp., International Game Technology, Shuffle Master, Inc., Video Lottery Technologies, Inc., WMS Industries. Anchor Gaming and Silicon Gaming, Inc.

     In the graph, the presentation assumes that the value of an investment in each of the Company's common stock, the S&P 500 Index, and the two peer group indices was $100 on April 5, 1993, and that any dividends paid were reinvested in the same security.

        Measurement Period            Casino Data       Fiscal 1996       Fiscal 1997
      (Fiscal Year Covered)             Systems          Peer Group        Peer Group         S&P 500
4/5/93                                        100.00            100.00            100.00            100.00
12/31/93                                      525.00            125.07            125.07            107.63
12/30/94                                      315.00             74.64             77.30            109.28
12/29/95                                      750.00             80.97             85.95            150.35
12/31/96                                      309.38            118.51            128.37            184.93
12/31/97                                      129.38            151.48            164.40            246.61

                              CERTAIN TRANSACTIONS

     William M. Mower, a director of the Company, is the sole shareholder of a professional association that is a partner of Maslon, Edelman, Borman & Brand, LLP, which has rendered and will continue to render legal services to the Company.

     In November, 1997, Russell C. Mix, a director of the Company, resigned his position as Senior Vice President, General Counsel and Secretary. Upon his resignation, the Company entered into a severance and consulting agreement with Mr. Mix. The consulting arrangement provided for up to a six (6) month consulting period at a monthly rate equivalent to his then current monthly salary. At the termination of the consulting period, the severance agreement provided for a severance payment equivalent to six (6) months of Mr. Mix's salary.

     A shareholder and former director of the Company and the spouse of the Chairman of the Company (collectively the "Principals"), are majority shareholders in Kiland Distributing Corporation ("KDC"), a distributor of the Company's products in 1997. Prior to the third quarter of 1997, when the Company opened its own offices in Minnesota, the Company utilized KDC for substantially all sales in the Midwest region of the United States. During the nine (9) months ended September 30, 1997, the Company made sales to KDC of approximately $169,000. In September, 1997, the Company and KDC reached an agreement regarding the settlement of accounts receivable of $3,059,497 for payment of approximately $2,400,000 from KDC to the Company. Settlement included the transfer of substantially all of KDC's assets to the Company which included cash, accounts receivables and fixed assets. The settlement also included forgiveness of certain accounts payable from the Company to KDC and the execution of an unsecured Promissory Note in the amount of $144,000 from the Principals to the Company. The Promissory Note bore interest at the rate of 10% per annum and has been fully repaid. Concurrent with the settlement, the Company terminated its business relationship with KDC.

              PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON
                STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S
                    1993 STOCK OPTION AND COMPENSATION PLAN

     On January 8, 1993, the Board of Directors and the stockholders of the Company unanimously approved the Company's 1993 Stock Option and Compensation Plan (the "Plan") covering 1,012,500 shares of common stock. Subject to stockholder approval, in April, 1994, the Board of Directors by written consent amended the Plan to increase the number of shares of common stock reserved for issuance pursuant to the Plan by 337,500 shares. The stockholders approved this amendment to the Plan on June 3, 1994. Subject to stockholder approval, in July, 1995, the Board of Directors further amended the Plan to increase the number of shares of common stock reserved for issuance pursuant to the Plan by 675,000 shares. The stockholders approved this amendment to the Plan on July 11, 1996. Subject to the approval of the stockholders, in March, 1998, the Board of Directors further amended the plan to increase the number of shares of common stock reserved issuance pursuant to the Plan by 750,000 shares. The brief summary of the Plan which follows is qualified in its entirety to the complete text, a copy of which is attached to this Proxy Statement as Exhibit A.

GENERAL

     The purposes of the Plan is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of the Company.

     The Plan provides that a committee (the "Committee") composed of at least two members of the Board of Directors of the Company who have not received Incentives under the Plan or any other plan of the Company for at least one year may grant Incentives to employees in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted only to employees of the Company (including officers and directors of the Company, but excluding directors of the Company who are not also employees of or consultants to the Company) selected from time to time by the Committee.

     The number of shares of common stock which may be issued under the Plan if this amendment is approved may not exceed 2,775,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This amount represents approximately 14.7 percent of the current total issued and outstanding shares of common stock.

STOCK OPTIONS

     Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of common stock from the Company. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related Stock Appreciation of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

     The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of common stock valued at their fair market value or as otherwise authorized by the Committee.

     In the event that an optionee ceases to be an employee of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

STOCK APPRECIATION RIGHTS

     A stock appreciation right or SAR is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

     The Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of common stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

     Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of common stock as to which SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option , the purchase price of the shares under the option; or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of common stock, cash, or any combination of common stock and cash.

RESTRICTED STOCK

     Restricted stock consists of the sale or transfer by the Company to an eligible employee of one or more shares of common stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving stock shall have all of the right of a stockholder as to those shares.

STOCK AWARDS

     Stock awards consist of the grant by the Company to an eligible employee of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

PERFORMANCE SHARES

     Performance shares consist of the grant by the Company to an eligible employee of a contingent right to receive cash or payment of shares of common stock. The performance shares shall be paid in shares of common stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

CASH AWARD

     A cash award consists of a monetary payment made by the Company to an eligible employee as additional compensation for his services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

     No stock option, a SAR, performance share or restricted stock granted under the Plan will be transferable by its holder, except in the event of holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her guardian or legal representative.

AMENDMENT OF THE PLAN

     The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of common stock which may be issued to all employees under the Plan, (c) materially modify the requirements as to eligibility for participation in the Plan, or (d) materially increase the benefits accruing participants. Certain Plan amendments require stockholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion sets forth certain United States income tax considerations in connection with the ownership of common stock. These tax considerations are stated in the general terms based on the Code and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of the common stock may vary depending on a holder's particular status.

     Under existing Federal income tax provisions, an employee who receives a stock option or performance shares or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will Company receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Plan consisting of shares of common stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of common stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

     When a non-qualified stock option granted pursuant to the Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregated purchase price of the shares of common stock as to which the option is exercised and the aggregate fair market of shares of the common stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option,
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss, (iii) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat an ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     When a stock appreciation right granted pursuant to the Plan is exercised, the employee will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

     An employee who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of common stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of common stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

PROXIES AND VOTING

     The Board recommends that Shareholders vote in favor of this proposal.

                  PROPOSAL TO APPROVE THE CASINO DATA SYSTEMS
                       1998 EMPLOYEE STOCK PURCHASE PLAN

     On March 16, 1998, the Board of Directors of the Company adopted the 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan"), subject to approval by the Company's stockholders. The 1998 Purchase Plan is intended to create an identity of interest between the Company's employees and shareholders by providing employees with an incentive to purchase shares of the Company's common stock. Under the terms of the 1998 Purchase Plan, employees may acquire shares of the Company's stock at a 15 percent discount from their fair market value. In addition, the 1998 Purchase Plan provides a mechanism whereby employees may pay for their share purchases with periodic deductions from their payroll. The complete text of the 1998 Purchase Plan is attached hereto as Appendix "B". In the event that stockholder approval is not received, the 1998 Purchase Plan will be terminated.

SCOPE

     The 1998 Purchase Plan authorizes the issuance of up to 500,000 shares of common stock to eligible participants. The 1998 Purchase Plan does not have a stated term.

OFFERINGS UNDER THE 1998 PURCHASE PLAN

     Each year, the Company will offer participants the option to purchase shares of common stock through voluntary payroll deductions for up to 10 percent of their base compensation. Substantially all of the Company's employees will be eligible to participate in the 1998 Purchase Plan. Under the 1998 Purchase Plan, the option exercise price for shares of common stock will be eighty-five percent of the closing price of the Company's common stock as reported on Nasdaq (or any other national securities exchange) on the first or the last day of each six month Offering Period (as defined the 1998 Purchase Plan), whichever is lower. Employees may acquire up to that number of full shares purchasable at the option exercise price with ten percent of their compensation, subject to certain limitations. Shares of the Company's common stock are purchased for the account of each participant at the conclusion of the application Offering Period with funds deducted from the participant's payroll during such period.

ELIGIBILITY

     Subject to certain limitations involving the magnitude of (i) existing beneficial ownership of the Company's common stock, and (ii) options to acquire the Company's common stock previously granted during the year under all benefit plans sponsored by the Company, all employees of the Company and its subsidiaries who have completed 90 days of employment are eligible to participate in the 1998 Purchase Plan.

ADMINISTRATION

     The 1998 Purchase plan is administered by a committee established for such purpose by the Company's Board of Directors. Expenses of administering the 1998 Purchase Plan, including interest paid on payroll deduction accounts that are refunded to participants, are borne by the Company.

ADJUSTMENTS; TERMINATION; AND AMENDMENT

     In the event of any change in the Company's capitalization, including any merger, consolidation, acquisition or stock split, appropriate adjustments will be made to the number and class of shares available under the 1998 Purchase Plan, the price per share and the associated share purchase rights. The Board of Directors may terminate or amend the 1998 Purchase Plan; provided, however, that in the absence of stockholder approval, the Board may not: (i) increase the maximum number of shares which may be issued under the Plan; or (ii) amend the requirements as to the class of employees eligible to purchase stock under the 1998 Purchase Plan or permit the members of the Committee to purchase stock under the 1998 Purchase Plan.

TAX TREATMENT OF THE PARTICIPATING EMPLOYEES

     Participating employees will not recognize income for federal income tax purposes either upon enrollment of the 1998 Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift, or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the applicable Exercise Date, or if the participating employee dies while owning the shares, the participating employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (1) 15 percent of the fair market value of the shares; or (2) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one year or the two year holding periods described above, the participating employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

TAX TREATMENT OF THE COMPANY

     The Company will be entitled to a deduction in connection with the disposition of shares acquired under the 1998 Purchase Plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the 1998 Purchase Plan.

     The above discussion is intended to summarize the applicable provisions of the Internal Code that are in effect as of the date hereof. The tax consequences of participating in the 1998 Purchase Plan may vary with respect to individual situations. Accordingly, employees should consult with their tax advisors in regard to the tax consequences of participating in the 1998 Purchase Plan as to both federal and state income tax considerations.

PROXIES AND VOTING

     The Board recommends that Shareholders vote in favor of the 1998 Purchase Plan.

                           PROPOSALS OF STOCKHOLDERS

     All proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received by the Company at its executive offices on or before December 21, 1998.

                                 OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held six meetings and took one action in writing during the last fiscal year. The Company has an audit committee and a compensation and stock option committee, but does not have a nominating committee of the Board of Directors.

     During 1997, the Company's audit committee consisted of Messrs. William M. Mower and Phil E. Bryan. The audit committee recommends to the full Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls. The audit committee met twice during the last fiscal year.

     The Company's compensation and stock option committee, which consisted of Messrs. William M. Mower and Phil E. Bryan, held no meetings during the last fiscal year, but took action in writing. The compensation and stock option committee reviews the Company's remuneration policies and practices, makes recommendations to the Board in connection with all compensation matters affecting the Company and administers the Plan.

INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP has been the independent public accountants for the Company since January 1993. A representative of KPMG Peat Marwick LLP is expected to attend this year's Annual Meeting of Stockholders and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied.

SOLICITATION

     The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

     The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                                          The Board of Directors

                                                                       EXHIBIT A

                              CASINO DATA SYSTEMS
              1993 STOCK OPTION AND COMPENSATION PLAN, AS AMENDED

     1. Purpose. The purpose of the 1993 Stock Option and Compensation Plan (the "Plan") of Casino Data Systems (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company ("Common Stock"), monetary payments or both on terms determined under this Plan.

     2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     3. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers, and including directors who are also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

     5. Shares Subject to the Plan.

          5.1. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,775,000 shares of Common Stock.

          5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or cancelled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be cancelled.

          5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

          6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

          6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

          6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

             (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

             (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

             (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the stockholders.

             (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

             (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

             (f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

     7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          7.2. Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

          7.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
     Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

             (a) The number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

             (b) The Fair Market Value of a share of Common Stock on the exercise date.

          In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

             (a) A prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (b) A requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

             (c) Such other conditions or restrictions as the Committee may deem advisable.

          8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

        The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1993 Stock Option and Compensation Plan of Casino Data Systems (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

          8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

          9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

          9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     11. General.

          11.1. Effective Date. The Plan will become effective upon its adoption by unanimous written action by all holders of shares of Common Stock. Unless approved within one year after the date of the Plan's adoption by the board of directors, the Plan shall not be effective for any purpose.

          11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

          11.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

          11.4. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          11.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

          11.8. Withholding.

             (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

             (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any

        Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

             (c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

          11.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

          11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          11.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

          11.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below):

             (1) Any person or group of persons becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

             (2) A majority of the members of the board of directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the board of directors; or

             (3) The stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

     For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

     For purposes of this Section 11.12, "Continuing Directors" are directors
(a) who were in office prior to the time any of provisions (1), (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

     11.13. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ.

                                                                       EXHIBIT B

                              CASINO DATA SYSTEMS
                       1998 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE

     The Casino Data Systems' Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby Employees of Casino Data Systems and its subsidiaries (hereinafter jointly referred to as the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of Casino Data Systems. It is the intention of the Company that the Plan qualify as an "Employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS

     (a) "Employee" means any person who is customarily employed more than twenty (20) hours per week and more than five (5) months in a calendar year by the Company. For purposes of this Section 2(a), the employment relationship shall be deemed uninterrupted while the Employee is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety
(90) days and the Employee's right to re-employment is not guaranteed, either by statute or by contract, for purposes of this Section 2(a), the employment relationship will terminate on the ninety-first (91st) day of such leave, thereby terminating such Employee's participation in the Plan.

     (b) "Board" means the Board of Directors of Casino Data Systems.

     (c) "Committee" means a committee consisting of the Executive Vice President-Chief Financial Officer, Vice-President-Finance, and Corporate Counsel (or replacement executives holding similar or other positions, determined within the discretion of the Board of Directors).

     (d) "Common Stock" means the common stock, no par value per share, of Casino Data Systems.

     (e) "Compensation" means, for the purposes of any offering pursuant to this Plan, the employee's pre-tax base pay in effect as of the Enrollment Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

     (f) "Enrollment Date" shall mean the first day of each Offering Period.

     (g) "Exercise Date" shall mean the last day of each Offering Period.

     (h) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market or the NASDAQ SmallCap Market of the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

     (i) "Offering Period" shall mean a period of approximately six (6) months during which an Option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after July 1 and January 1, each year, and terminating on the last Trading Day in the respective period ending the following December 31 and June 30 of each year; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before December 31, 1998. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

     (j) "Plan" shall mean this Employee Stock Purchase Plan.

     (k) "Option" shall mean a right to purchase shares of Common Stock from the Company at a price per share equal to the Purchase Price.

     (l) "Purchase Price" shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or the Exercise Date, whichever is lower.

     (m) "Reserves" shall mean the number of shares of Common Stock covered by each Option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option.

     (n) "Subsidiary" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 424 of the Code.

     (o) "Trading Day" shall mean a day in which national stock exchanges and the NASDAQ Systems are open for trading.

3. ELIGIBILITY

     (a) Participation in the Plan is voluntary. Participation in any one or more of the offerings under the Plan shall neither limit, nor require, participation in any other offering except as otherwise provided herein.

     (b) Each Employee employed by the Company ninety (90) days or more on a given Enrollment Date shall be eligible to participate in the Plan. No Employee shall be granted an Option under the Plan:

          (i) if, immediately after the grant, Employee would own more than five percent (5%) of the total combined voting power or value of all classes of stock of Casino Data Systems or any subsidiary thereof; all of Employee's Options to acquire stock will be deemed to have been exercised for purposes of determining both the number of shares owned by Employee and determining the total number of shares issued and outstanding; or

          (ii) if such Employee's rights to purchase stock under all Code
     Section 423 stock purchase plans of the Company exceed $25,000 of the fair market value of the stock (determined at the time such Option is granted) for any calendar year in which such Option is outstanding; for purposes of this Section, the rules of Section 423(b)(8) of the Code shall apply. Further, no Employee may invest more than ten percent (10%) of his or her Compensation in any Offering.

4. OFFERING DATES

     The Plan shall be implemented by consecutive quarterly Offering Periods with new Offering Periods commencing on the first Trading Day on July 1 and January 1, each year, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Company's Registration Statement becomes effective with the Securities and Exchange Commission and ending on the last Trading Day on or before December 31, 1998. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates hereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. PARTICIPATION

     Any eligible Employee may become a participant by completing and delivering the Subscription Agreement authorizing payroll deduction in the form of EXHIBIT "A" to the Plan at least ten (10) days prior to an applicable Enrollment Date, as determined by the Committee pursuant to Section 4. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering. However, an Employee who participates in the Plan during one Offering will be deemed to have elected to participate in each subsequent Offering, subject to eligibility requirements of Section 3 and the withdrawal rights described in Section 10 hereof. Such Employee will also be deemed to have authorized the same payroll deductions under Section 6 hereof for each subsequent Offering; provided, however, that, during the Offering Period or to each new Offering, the Employee may elect to change his or her payroll deductions applicable to the next succeeding Offering Period by submitting a new Subscription Agreement. Except as provided in Section 6(d) or 10, a Employee will be permitted to change his or her payroll deduction only during an Offering Period.

6. PAYROLL DEDUCTIONS

     (a) At the time an Employee files his or her authorization for a payroll deduction, he or she shall elect to have after-tax deductions made from his or her compensation on each payday during any Offering in which he or she is an Employee at a specified dollar amount: said dollar amount shall be in whole dollars and may be any amount between a minimum of $5.00 and a maximum percentage of ten percent (10%) of an Employee's Compensation as determined on the applicable Offering Enrollment Date, subject to the eligibility limitations set forth in Section 3(b).

     (b) Payroll deductions for an Employee shall commence on the applicable Offering Enrollment Date when the authorization for a payroll deduction becomes effective and shall end on the Exercise Date of the Offering Period to which such authorization is applicable unless sooner withdrawn or terminated by the Employee as provided in Sections 10 or 11.

     (c) All payroll deductions made for an Employee shall be credited to the Employee's account under the Plan and shall be withheld in whole percentages only. An Employee may not make any separate cash payment into such account.

     (d) An Employee may discontinue payroll deductions at any time during the applicable Offering Period; provided, however, that in the event of a withdrawal of payroll deductions pursuant to Section 10, no less than twenty-one (21) days written notice of withdrawal must be provided to the Company before the Offering Exercise Date. The Management Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement unless the Company elects to give effect to the change in participation at an earlier date. An Employee's Subscription Agreement shall remain in effect for successive Offering Periods unless the Employee withdraws pursuant to Section 10 or terminates his or her employment as provided in Section 11 hereof.

     (e) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, an Employee's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Employee's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless the Employee's employment is terminated as provided in Section 11 hereof.

     (f) Employees must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, arising upon the exercise of the Option or disposition of the underlying Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Employee's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. GRANTING OF OPTION

     On the Enrollment Date of each Offering Period, an eligible participating Employee shall be deemed to have been granted an Option to purchase on the Exercise Date, a maximum number of whole shares of the Common Stock equal to an amount determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Employee's account as of the Exercise Date by the applicable Purchase Price, subject to Section 3(b) hereof. Exercise of the Option shall occur as provided in Section 8 hereof, unless an Employee has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

8. EXERCISE OF OPTION

     Unless an Employee gives written notice to the Company as provided in
Section 10, the Option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Exercise Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at the time will purchase at the applicable Option price (but not in excess of the number of shares for which Options have been granted the Employee pursuant to Section 7(a), and any excess in his or her account at that time, will be rolled into the Employee's account to be used for the next Enrollment Period, unless the Employee withdraws, or his or her participation is terminated under the Plan provisions in which case any excess will be returned to the Employee.

9. ALLOCATION OF SHARES PURCHASED

     As promptly as possible after the appropriate Exercise Date, the shares purchased upon exercise of the Options will be allocated to each Employee's plan account, unless the shares were purchased in the names of individual Employees. The allocation will be made in whole shares.

10. WITHDRAWAL

     (a) An Employee may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her Option under the Plan by giving no less than 21 days advance written notice of withdrawal to the Company in the form of EXHIBIT "B" to this Plan. All of the Employee's payroll deductions credited to his or her account shall be paid to such Employee promptly after receipt of notice of withdrawal and such Employee's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If an Employee withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Employee delivers to the Company a new Subscription Agreement.

     (b) An Employee's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Employee withdraws.

11. TERMINATION OF EMPLOYMENT

     Upon an Employee ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Employee's account during the Offering Period but not yet used to exercise the Option shall be returned to such Employee; provided, however, in the case of his or her death, to the person or persons entitled thereto under
Section 16 hereof, and such Employee's Option will terminate effective on the date Employee ceases employment with the Company.

12. INTEREST

     In no event will interest be paid or allowed on any money paid into the Plan or credited to the account of any Employee.

13. STOCK

     (a) The maximum number of shares of Common Stock available for purchase by all Employees under the Plan, subject to adjustment upon changes in capitalization of Casino Data Systems as provided in Section 19, shall be 500,000 shares. Shares of Common Stock available for purchase under the Plan may be treasury shares, authorized but unissued shares or shares acquired by or on behalf of the Company in open market purchases. In the event that any Option to purchase shares has not been exercised by any Employee for any reason prior to the applicable Exercise Date, or if such Option shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of the Plan, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan. If the total number of shares for which Options are exercised upon any Offering Exercise Date exceeds the maximum number of shares for the applicable Offering, there will be a pro rata allocation of the shares available for delivery and distribution in an equitable manner, and the balances of payroll deductions credited to the account of each Employee under the Plan will be returned to the Employee.

     (b) An Employee will have no interest or voting rights in stock covered by his or her Option until such Option has been exercised.

     (c) Any dividends paid with respect to shares of Common Stock held by the Plan on behalf of an Employee shall be credited to the account of such Employee.

     (d) Subject to applicable prohibited sale or "black out" periods on trading the Company's stock, imposed by the Committee, Employees and former Employees in the Plan may cause the Plan to sell shares of Common Stock held in their account on their behalf as of the fifth (5th) or twentieth (20th) day of any month, or on the next succeeding business day if any such day is not a business day. The Employee will be responsible for all fees or commissions in connection with such sale.

14. ADMINISTRATION

     The Plan shall be administered by the Committee. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all Employees, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee. The Board has delegated authority for supervision of the routine administration of the Plan to the Committee. All inquiries concerning the administration of the Plan or interpretation of the Plan should be directed to the Committee.

15. TRANSFERABILITY

     Neither payroll deductions credited to an Employee's account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 16 hereof) by the Employee. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. DESIGNATION OF BENEFICIARY

     (a) An Employee may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Employee's account under the Plan in the event of such Employee's death subsequent to an Exercise Date on which the Option is exercised, but prior to delivery to such Employee of such shares and cash. In addition, an Employee may file a written designation of beneficiary who is to receive any cash from the Employee's account under the Plan in the event of such Employee's death prior to exercise of the Option. If an Employee is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the Employee at any time by written notice. In the event of the death of an Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Employee's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Employee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Employee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17. USE OF FUNDS

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate the funds generated from such payroll deductions.

18. REPORTS

     Individual accounts shall be maintained for each Employee in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Employee may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Committee shall notify each Employee in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Employee's Option has been changed to the New Exercise Date and that the Employee's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Employee has withdrawn from the Offering Period as provided in Section 10 hereof.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Committee shall notify each Employee in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Employee's Option has been changed to the New Exercise Date and that the Employee's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Employee has withdrawn from the Offering Period as provided in Section 10 hereof.

20. AMENDMENT OR TERMINATION

     (a) The Board of Directors of the Company may, at any time and for any reason, terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Employee. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision of any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without shareholder consent and without regard to whether any Employee's rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by an Employee in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Employee properly correspond with amounts withheld form the Employee's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

21. NOTICES

     All notices or other communications by an Employee to the Company under or in connection with the Plan shall be deemed to have duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. TERM OF PLAN

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

24. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD

     To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all Employees in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their Option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                              CASINO DATA SYSTEMS
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--JULY 31, 1998

        The undersigned, a stockholder of Casino Data Systems (the "Company"), hereby appoints Steven A. Weiss and Bruce W. Benson, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Stockholders of Casino Data Systems to be held at the corporate offices of the Company located at 3300 Birtcher Drive, Las Vegas, Nevada, on Friday, July 31, 1998, at 11:00 a.m., and any adjournments or postponements thereof, upon matters set forth below, with all the powers which the undersigned would possess if personally present:

      1.   ELECTION OF DIRECTORS:
           FOR all nominees  [ ]                      WITHHOLD AUTHORITY to vote for all nominees listed below [ ]
           (except as marked to the contrary below)

        Nominees for directorships, each for a one-year term:
     STEVEN A. WEISS, HOWARD W. YENKE, DIANA L. BENNETT, PHIL E. BRYAN AND
                               THOMAS E. GARDNER

     (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

    ------------------------------------------------------------------------
    2. APPROVAL OF AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION AND COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 750,000 SHARES.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

    3. APPROVAL OF THE CREATION OF THE COMPANY'S 1998 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION FOR ISSUANCE THEREUNDER OF 500,000 SHARES OF THE COMPANY'S COMMON STOCK.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

    4. Upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSALS TO AMEND THE COMPANY'S 1993 STOCK OPTION AND COMPENSATION PLAN, AND TO CREATE THE COMPANY'S 1998 EMPLOYEE STOCK OPTION PLAN, AND FOR ALL THE NOMINEES TO THE BOARD OF DIRECTORS

          (Continued, and TO BE DATED AND SIGNED on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  (continued from other side)

                        The undersigned hereby revokes all previous proxies
                    relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting.

                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                    DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the stockholder, but if no direction is made in the space provided, it will be voted FOR the proposal to amend the Company's 1993 Stock Option and Compensation Plan to increase the number of shares of common stock reserved for issuance thereunder by 750,000 shares, and FOR the proposal to create the 1998 Employee Stock Purchase Plan and the reservation for issuance thereunder of 500,000 shares of the Company's common stock, and FOR the election of all nominees to the Board of Directors.

                                                  Date:  , 1998

                                                  --------------------------

                                                  --------------------------

                                                  --------------------------
                                                  (STOCKHOLDER MUST SIGN
                                                  EXACTLY AS THE NAME
                                                  APPEARS AT LEFT. WHEN
                                                  SIGNED AS A CORPORATE
                                                  OFFICER, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE,
                                                  GUARDIAN, ETC., PLEASE
                                                  GIVE FULL TITLE AS SUCH.
                                                  BOTH JOINT TENANTS MUST
                                                  SIGN.)

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